Exhibit 10.8

PROMISSORY NOTE PURCHASE AGREEMENT

This Promissory Note Purchase Agreement (this “Agreement”) is made as of the ____ day of December, 2012 by and among Global Digital Solutions, Inc., a New Jersey corporation (the “Company”), and the investor listed on Schedule A hereto (the “Investor”).

RECITALS

The Company desires to sell and issue an aggregate principal amount of Seven Hundred Fifty Thousand Dollars ($750,000) in a secured promissory note, and the Investor desires to purchase the secured promissory note, in substantially the form attached hereto as Exhibit A (the “Note”), which shall be redeemed for cash on the terms stated therein, upon the terms and subject to the conditions set forth in this Agreement (the “Offering”). The Note, and the equity securities issuable upon exercise of the warrants (as hereinafter defined) issued to the Investor in conjunction with the funding of the Note are collectively referred to herein as the “Securities”.

AGREEMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

1.              Purchase and Sale of the Note.

(a)            Sale and Issuance of the Note and Issuance of Warrant. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing (as defined herein), and the Company agrees to sell and issue to the Investor at the Closing, a Note in the principal amount of Seven Hundred Fifty Thousand Dollars ($750,000) for a purchase price equal to such amount (the “Purchase Price”). At Closing the Company shall issue to the Investor a warrant to purchase three million (3,000,000) shares of the Company’s restricted shares of common stock, $.001 par value, for a term of 3 years at an exercise price of $.15 per share executed by the Company and registered in the name of the Investor (the “Warrant”),

(b)           Closings. The purchase and sale of the Note (the “Closing”) shall take place at the principal offices of Kopelowitz, Ostrow, Ferguson, Weiselberg, Keechl, 200 S.W. 1st Avenue, Suite 1200, Fort Lauderdale, Florida 33301, on the date hereof, or at such other place, time or date as the Company may decide in its sole discretion.

(c)           Company Deliverables. At the Closing, and as a condition to Closing, the Company shall deliver to the Investor (i) the Note duly executed by Company and registered in the name of the Investor, in substantially the form attached hereto as Exhibit A (the “Note”), (ii) a counterpart signature page to this Agreement, (iii) a counterpart signature page to the Security Agreement in substantially the form attached hereto as Exhibit B (the “Security Agreement”), (iv) the Warrant duly executed by Company and registered in the name of the I nvestor in substantially the form attached hereto as Exhibit C (v) executed copies of (A) the Debtor In Possession Note Purchase Agreement by and between the Company and Airtronic USA, Inc., an Illinois corporation (“Airtronic”) dated as of October 22, 2102, (B) the Secured Promissory Note dated October 22, 2012 made by Airtronic to the Company, (C) the Security Agreement dated October 22, 2012 between Airtronic and the Company, (D) the Interim Order approving the Debtor In Possession Note Purchase Agreement and related documents dated October 19, 2012 and (E) the Agreement of Merger and Plan of Reorganization by and between the Company and Airtronic dated as of October__, 2012.

(d)           Other Deliverables. At the Closing, and as a condition to Closing, Bay Acquisition LLC shall deliver to the Investor (iii) a counterpart signature page to the Security Agreement, evidencing its pledge of the Additional Collateral as defined therein.

(e)           Investor Deliverables. At the Closing, and as a condition to Closing, the Investor shall deliver to the Company (i) a wire transfer to a bank designated by the Company equal to the Purchase Price, (ii) a counterpart signature page to this Agreement, (iii) a counterpart signature page to the Security Agreement, (iv), and a completed and signed Accredited Investor Declaration, the form of which is attached hereto as Exhibit E, (“Accredited Investor Declaration”, and together with this Agreement, the Note, the Warrant, and the Security Agreement, the “ Transaction Documents”).

2.             Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that as of the Closing:

(a)           Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Security Agreement and the Note, to issue and sell the Securities, to carry out the provisions of this Agreement, the Security Agreement, and the Note, and to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect on its business, assets, results of operation, prospects, condition (financial or otherwise) or liabilities.

(b)          Subsidiaries. Except for those subsidiaries set forth on Exhibit F, the Company does not own or control, directly or indirectly, any equity security or other interest of any other corporation, limited partnership or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

(c)           Authorization; Binding Obligations. All corporate action on the part of the Company, its directors, officers and shareholders necessary for the authorization of this Agreement, the Security Agreement, and the Note, and the performance of all obligations of the Company hereunder and thereunder has been duly taken and has not been revoked. This Agreement, the Security Agreement, and the Note, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (ii) as limited by general principles of equity.

(d)           Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, threatened against the Company that questions the validity of this Agreement, the Security Agreement, and the Note or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or, to the Company’s knowledge, threatened or any basis therefor known by the Company involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers.

3.             Representations and Warranties of the Investors. The Investor hereby represents and warrants to the Company, on its own behalf that as of the Closing:

(a)           Organization and Good Standing; Requisite Power and Authority . The Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Investor has all requisite power and authority to execute and deliver the Transaction Documents and to carry out their respective provisions. All actions on the Investor’s part required for the lawful execution and delivery of the Transaction Documents have been taken and the Investor has its principal place of business at the address set forth on the signature page hereof and has not been formed for the specific purpose of acquiring the Note. Upon their execution and delivery, the Transaction Documents will constitute a valid and binding obligation of the Investor, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (ii) as limited by general principles of equity.

(b)           Investment Representations. The Investor understands that the Securities have not been registered under the United States Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time (the “Securities Act”). The Investor also understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Investor’s representations contained in this Agreement.

(c)           Investor Bears Economic Risk. The Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Investor is aware that an investment in the Securities is highly speculative and subject to substantial risks. The Investor is capable of bearing the high degree of economic risk and burdens of this investment, including but not limited to the complete loss of all contributed capital, the lack of a public market and limited transferability of the Note, which may make the liquidation of this investment impossible for the indefinite future. The financial condition of the Investor is such that the Investor is under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness. The Investor acknowledges that the Investor must bear the economic risk of this investment indefinitely unless the Securities are registered pursuant to the Securities Act, or an exemption from registration is available. The Investor understands that the Company has no present intention of registering the Securities. The Investor also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the Investor to transfer all or any portion of the Securities under the circumstances, in the amounts or at the times the Investor might propose.

(d)           Information Made Available. The Investor acknowledges that the Company has made available to the Investor and the Investor’s representatives and advisors, if any, the opportunity to ask questions and receive answers relating to the Offering, the Securities and the Company and to obtain any additional information the Company possesses or could obtain without unreasonable effort or expense to verify the accuracy of the information furnished to the Investor. The Investor confirms that all documents requested by the Investor have been made available to the Investor’s satisfaction, and that the Investor has been furnished all of the additional information concerning this investment which has been requested. Neither the Company nor any other person has made any representation, warranty or guarantee of any kind, relating to projections or otherwise, with respect to the Company, its business, or its affairs, except as set forth in this Agreement. The Investor has had an opportunity to ask questions of and receive answers from authorized persons acting on behalf of the Company to verify the accuracy and completeness of such information. In making a decision to purchase the Securities, the Investor has relied, in part, upon the Companies publicly filed information, including its annual report filed with the OTC markets.

(e)           Acquisition for Own Account. The Investor is acquiring the Securities for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in the Securities. Further, the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

(f)            Investor Can Protect Its Interest. The Investor represents that by reason of its, or of its management’s, business or financial experience, the Investor has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. The offer to sell the Securities was directly communicated to the Investor by the Company in such a manner that the Investor was able to ask questions of and receive answers from the Company or a person acting on its behalf concerning the terms and conditions of this transaction. At no time was the Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general advertising or solicitation in connection and concurrently with such communicated offer.

(g)           Accredited Investor. The Investor is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

(h)           Restrictions on Transfer. The Investor understands that the Securities may not be sold or transferred, unless the Securities are registered pursuant to the Securities Act or unless approved by the Company, which approval may be conditioned upon receipt of an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act, and provided further that any transfer of the Securities in accordance with the foregoing shall be subject to the condition precedent that the transferee in each case agrees in writing to be subject to the terms of this Agreement, and is able to make the representations and warranties contained herein without exception, to the same extent as if the transferee were the original Purchaser hereunder. The Company has no obligation to effect a registration of the Securities for resale by the Investor.

(i)            Forward Looking Statements. Investor acknowledges and agrees that, when used in any materials provided by the Company, the words “expect,” “estimate,” “project,” “intend” and similar expressions are intended to identify forward looking statements regarding events and financial trends which may affect the Company’s future operating results and financial condition. Such statements, along with any financial projections or projections of operations or results which may have been shown to or discussed with the Investor are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Sectio n 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance or achievements of the Company to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others, the general economic and business conditions, competition, and unavailability of qualified personnel.

(j)            Tax Consequences . The Investor acknowledges that the Company has not made any representation or warranty regarding the tax consequences to the Investor arising from the purchase of the Securities in accordance with this Agreement and that the Company shall in no event be liable to the Investor for any adverse tax liability that may arise as a result of the Investor purchasing the Securities in accordance with this Agreement. The Investor acknowledges that the Company has urged the Investor to seek the counsel of the Investor’s own legal or tax advisors with regard to the income tax consequences arising from the purchase of the Securities in accordance with this Agreement.

(k)           Indemnification. The Investor hereby agre es to indemnify the Company and its officers, directors, shareholders, employees, agents and attorneys against and hold each of them harmless from any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses, including reasonable attorneys’ fees) arising out of, based upon or related to (i) any sale or disposition of the Securities by the Investor in a violation of the Securities Act or any other securities laws, (ii) any untrue statement or alleged untrue statement of a material fact made by Investor and contained in the Transaction Documents, or (iii) any breach by Investor of any representation, warranty, covenant or agreement made by Investor in the Transaction Documents.

(l)            Legend. The Investor understands that upon exercise of the Warrant, in whole or in part, each certificate representing the equity securities issuable thereunder will be endorsed with a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

5.             Miscellaneous.

(a)           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, as to matters within the scope thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in either Broward County or Palm Beach County, Florida.

(b)           Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby.

(c)           Assignment; Successors and Assigns. The Company may not assign this Agreement, or any rights or obligations hereunder, by operation of law or otherwise, without the consent of a the Investor. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by each person who shall be a permitted holder of the Securities (in accordance with their terms) from time to time.

(d)           Entire Agreement. This Agreement, the exhibits hereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement, the exhibits hereto and the other documents delivered pursuant hereto.

(e)           Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(f)           Amendment and Waiver. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only in writing in one or more counterparts signed by the Company and the Requisite Majority. Any amendment, termination or waiver effected in accordance with this Section shall be binding upon each Investor even if they do not execute such consent, each future holder of the Securities and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

(g)           Delays or Omissions; Remedies Cumulative . It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any party’s part of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies under this Agreement or otherwise afforded to any party shall be cumulative and not alternative.

(h)           Broker’s Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm, acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section being untrue.

(i)            Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing, by mail, facsimile or personal delivery, and shall be effective upon actual receipt of such notice. The addresses for such communications shall be as set forth below until notice is received that any such address or contact information has been changed:

(A)          If to the Company, at

Global Digital Solutions, Inc.
9477 Greenback Lane
Folsom, CA 95630
Attention: William Delgado

With a copy (which shall not constitute notice) to:

Global Digital Solutions, Inc.
14 Saint George Pl.
Palm Beach Gardens, FL 33418
Attn: David Loppert

(B)          If to the Investor, at the address listed on Schedule A

With a copy (which shall not constitute notice) to:

Kopelowitz, Ostrow, Ferguson,
Weiselberg, Keechl
200 S.W. 1st Avenue, Suite 1200
Fort Lauderdale, Florida 33301
Attn: Scott Weiselberg

(j)            Expenses. Each party shall pay all its respective costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

(k)           Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all reasonable fees, costs and expenses of appeals.

(l)            Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

(m)           Timely Performance. Time is of the essence as to the performance of the obligations required of the respective parties under this Agreement.

(n)           Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

(o)           Usury Exemption. Nothing in this Agreement, the Note, or in any other agreement deemed to pertain to this Agreement or the Note shall require the Company to pay interest at a rate in excess of the maximum rate permitted by applicable law. Any interest payable hereunder or under any other instrument relating to the indebtedness evidenced by the Note that is in excess of the maximum rate permitted by applicable law shall, in the event of acceleration of maturity, late payment, prepayment, or otherwise, be appl ied to a reduction of the unpaid indebtedness evidenced by the Note and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of such unpaid indebtedness, such excess shall be refunded to the Company. To the extent not prohibited by applicable law, determination of the maximum rate permitted by applicable law shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the full term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from the Company in connection with the indebtedness evidenced hereby, so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof. This section shall control every other provision of this Agreement, the Note and all other agreements deemed to be related to this Agreement or the Note.

(p)           Counterparts . This Agreement may be executed in multiple counterparts, all of which when taken together shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by the signature page being sent via e-mail as a portable data format (pdf.) file or image file attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(q)           Counsel. All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement. Each of the parties has been provided the opportunity to be represented by counsel of its choice and has been encouraged to seek separate representation to the extent that it deems such desirable, but the absence of such shall not be asserted as a basis for the enforceability or interpretation of any of the terms or provisions of this Agreement, or as a reason to seek disqualification of the Company’s counsel in any controversy or proceeding.

[Signature Pages Follow]

The parties have executed this Promissory Note Purchase Agreement as of the date first written above.

COMPANY:

Global Digital Solutions, Inc.

By:	/s/ William J. Delgado
Name: William J. Delgado
Title: CEO

INVESTOR:
[See attached Counterpart Signature Pages]

For purposes of Section 1(d) only

BAY ACQUISITION, LLC

By:
Name:
Title:

The parties have executed this Promissory Note Purchase Agreement as of the date first written above.

COMPANY:

Global Digital Solutions, Inc.

By:
Name:
Title:

INVESTOR:
[See attached Counterpart Signature Pages]

For purposes of Section 1(d) only

BAY ACQUISITION, LLC

By:	/s/ Richard J. Sullivan
	Name:	Richard J. Sullivan
	Title:	Managing Partner

COUNTERPART SIGNATURE PAGE TO
ROMISSORY NOTE PURCHASE AGREEMENT (the "Agreement")
by and between Global Digital Solutions, Inc. and the Investor

By execution of this Counterpart Signature Page, the undersigned agrees to become a party to and be bound by the terms of the Agreement, and the undersigned shall be deemed an "Investor" under the Agreement.

Principal Amount of Secured Promissory Note subscribed for:

Manner in Which Title is to be Held (check one)

_____ Individual Ownership	____ Partnership
____ Community Property	____ Corporation
____ Tenants in common (both parties must sign)	____ Trust
____ Joint Tenant with Right of Survivorship (both parties must sign)
____ Other (please indicate)

INDIVIDUAL INVESTORS	ENTITY INVESTORS

/s/ Gabriel A. de los Rayes
Signature (Individual)	Name of Entity

Gabriel A. de los Rayes	By:	/s/ Gabriel A. de los Rayes
Name(s) (Typed or Printed)		Name: Gabriel A. de los Rayes
Title: President

Signature of co-Tenant (if applicable)

Name of Co-Tenant (Typed or Printed)

Address to which correspondence should be directed:	Address to which correspondence should be directed:

City, State and Zip Code

Telephone No.:
Fax No.
Email:

Tax Identification No. / Social Security No.	Employer Identification No.

SCHEDULE A

LIST OF INVESTORS

NAME	ADDRESS

Gabriel De Los Reyes	17795 SW 158th Street
Miami, FL 33187

EXHIBIT A

FORM OF SECURED PROMISSORY NOTE